                                                                   Exhibit 10.07

NUMBER                                                                    SHARES
PT

                            POINT THERAPEUTICS, INC.
                                  COMMON STOCK

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE                               CUSIP 730694 10 6



This Certifies that











is the owner of



            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                          PAR VALUE $.01 PER SHARE, OF

============================POINT THERAPEUTICS, INC.============================


(hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon the surrender of this Certificate properly endorsed or assigned for transfer. This Certificate and the shares represented hereby are issued and shall be subject to the laws of the State of Delaware and to the provisions of the Certificate of Incorporation and the By-Laws of the Corporation, as amended from time to time, to all of which the holder of this Certificate, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrant.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


     Dated:

                            POINT THERAPEUTICS, INC.
                                      1993
                                    DELAWARE


/s/ Richard Small                                  /s/ Donald R. Kiepert, Jr.
    TREASURER                                          PRESIDENT






                            COUNTERSIGNED AND REGISTERED:
                                         AMERICAN STOCK TRANSFER & TRUST COMPANY
                                            (NEW YORK, NY)
                                         TRANSFER AGENT AND REGISTRAR

                            BY

                                                            AUTHORIZED SIGNATURE

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -            Custodian
                   ------------         ------------
                      (Cost)                (Minor)

                   under Uniform Gifts to Minors
                   Act
                      ------------
                        (State)

     Additional abbreviations may also be used though not in the above list.



For value received,                   hereby sell, assign and transfer unto
                   -------------------


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------


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--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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                                                                          shares
--------------------------------------------------------------------------
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -------------------------



                  --------------------------------------------------------------
          NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
                  AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:



------------------------------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15.



KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.